UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 21 November 2013

ALL GRADE MINING, INC..
 (Exact of registrant as specified in its charter)

COLORADO	0000823544	*
State or other jurisdiction of incorporation	Commission File Number	IRS Employer Identification №.

370 West Pleasantview Avenue Hackensack , New Jersey	07601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (201) 788-3785
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03                      Material Modification to Rights of Securities Holders
On 21 November 2013 All Grade Mining, Inc. upwardly modified its authorized shares by 789,000,000, to 1,001,001,000 authorized shares, to meet its contractual obligations and future capital raising estimated requirements. 1,000,000,000 shares are being allocated for common voting shares, and 1,001,000 shares authorized for preferred classes.
As of 21 November 2013, 1:00 PM EST, AGM has 1,000,000,000 authorized common shares, of which 126,286,743 are outstanding.
SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:           21 November 2013
       Hackensack, New Jersey

All Grade Mining, Inc.

/s/ Gary Kouletas
By: Gary Kouletas, CEO